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                                                                    EXHIBIT 23.2

NABI
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                             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-42188) and the Registration Statements on Form S-8 (No. 33-38868, No. 33-38866 and No. 33-38864) of Nabi and its subsidiaries of our report dated March 26, 1999, appearing in this Form 10-K.




PRICEWATERHOUSE COOPERS
Miami, Florida
March 5, 2001